Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 2 to the Annual Report of NOVAGOLD Resources Inc. (the “Company”) on Form 10-K for the year ended November 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Ottewell, Chief Financial Officer of the Company, certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ David A. Ottewell
David A. Ottewell
Date: October 22, 2014	Chief Financial Officer

55